Exhibit 99.1


              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, James A. Tilton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Twistee Treat Corporation on Form 10-QSB for the quarterly period ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10QSB fairly presents in all material respects the financial condition and results of operations of Twistee Treat Corporation.


                                           By: /s/  James A. Tilton
                                               --------------------
                                           Name: James A. Tilton
                                           Title: President, CFO and Director


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